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                                  EXHIBIT 23.2




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                                     CONSENT


The Board of Directors
GLB Bancorp, Inc.
Mentor, Ohio:


We consent to the use of our report incorporated herein by reference.


/s/ KPMG Peat Marwick LLP

Indianapolis, Indiana
July 22, 1998